EXHIBIT 21
Updated to
December 31, 2008
SUBSIDIARIES
Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

Name	Place of Incorporation

A. GENERAL CORPORATE ADMINISTRATION

BZ Holdings Inc.	Delaware, U.S.
CBE Services, Inc.	Delaware, U.S.
CI Finance, Inc.	Delaware, U.S.
Cooper (China) Co., Ltd.	China
Cooper Bermuda Investments Ltd.	Bermuda
Cooper Bussmann Finance, Inc.	Delaware, U.S.
Cooper Finance (Bermuda) Ltd.	Bermuda
Cooper Finance (Canada) L.P.	Alberta
Cooper Finance Group, Ltd	Bermuda
Cooper Finance Group, S a.r.l.	Luxembourg
Cooper Finance U.S., Inc.	Delaware, U.S.
Cooper Global LLC	Delaware, U.S.
Cooper Holdings Ltd.	Bermuda
Cooper Holdings (Gibraltar) Limited	Gibraltar
Cooper Hungary Group Financing Limited Liability Company	Hungary
Cooper India Private Limited	India
Cooper Industries (Gibraltar) Limited	Gibraltar
Cooper Industries Finanzierungs-GbR	Germany
Cooper Industries Foundation	Ohio, U.S.
Cooper Industries FZE	Sharjah, UAE
Cooper Industries International, LLC	Delaware, U.S.
Cooper Industries Vietnam, LLC	Delaware, U.S.
Cooper Industries, Inc.	Delaware, U.S.
Cooper International Finance, Inc.	Delaware, U.S.
Cooper Investment Group Ltd.	Bermuda
Cooper Investments Partners GmbH Co., KG	Germany
Cooper Investments Verwaltungsgesellschaft mbH	Germany
Cooper Luxembourg Finance S à.r.l.	Luxembourg
Cooper Offshore Holdings Ltd.	Bermuda
Cooper Pensions Limited	United Kingdom
Cooper Power Systems Finance, Inc.	Delaware, U.S.
Cooper Power Tools Finance, Inc.	Delaware, U.S.
Cooper Securities, Inc.	Texas, U.S.
Cooper US, Inc.	Delaware, U.S

Name	Place of Incorporation

B. ELECTRICAL PRODUCTS

Alpha Lighting, Inc.	Delaware, U.S.
Arrow-Hart, S.A. de C.V.	Mexico
Atlantic Scientific Corporation	Delaware, U.S.
Broomco (1644) Limited	United Kingdom
Bussmann do Brasil Ltda.	Brazil
Bussmann International, Inc.	Delaware, U.S.
Bussmann, S. de R.L. de C.V.	Mexico
Cannon Technologies, Inc.	Minnesota, U.S.
CEAG Notlichtsysteme GmbH	Germany
Componentes de Iluminacion, S. de R.L. de C.V.	Mexico
Cooper (UK) Group Limited	United Kingdom
Cooper B-Line Limited	United Kingdom
Cooper B-Line, Inc.	Delaware, U.S.
Cooper Business Enterprise (Shanghai) Co., Ltd.	China
Cooper Bussmann Hungaria Kft.	Hungary
Cooper Bussmann (U.K.) Limited	United Kingdom
Cooper Bussmann India Private Limited	India
Cooper Bussmann, LLC	Delaware, U.S.
Cooper Capri S.A.S.	France
Cooper Controls (U.K.) Limited	United Kingdom
Cooper Controls Limited	United Kingdom
Cooper Crouse-Hinds (LLC)	Dubai, UAE
Cooper Crouse-Hinds (UK) Ltd.	United Kingdom
Cooper Crouse-Hinds AS	Norway
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Crouse-Hinds GmbH	Germany
Cooper Crouse-Hinds Korea Ltd.	Korea
Cooper Crouse-Hinds Pte. Ltd.	Singapore
Cooper Crouse-Hinds, LLC	Delaware, U.S.
Cooper Crouse-Hinds, S.A.	Spain
Cooper Crouse-Hinds, S.A. de C.V.	Mexico
Cooper Csa Srl	Italy
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electrical Australia Pty. Limited	Australia
Cooper Electrical International, LLC	Delaware, U.S.
Cooper Electronic Technologies (Shanghai) Co., Ltd.	China
Cooper Enterprises LLC	Delaware, U.S.
Cooper Fulleon Limited	United Kingdom
Cooper Industries (Electrical) Inc.	Ontario, Canada
Cooper Industries Healthcare Solutions FZ-LLC	Dubai, UAE
Cooper Industries Holdings GmbH	Germany
Cooper Industries Mexico, S. de R.L. de C.V.	Mexico
Cooper Industries Middle East, LLC	Delaware, U.S.
Cooper Industries Poland, LLC	Delaware, U.S.
Cooper Industries Russia LLC	Russia

Name	Incorporation

B. ELECTRICAL PRODUCTS (cont’d)

Cooper Industries South Africa, LLC	Delaware, U.S.
Cooper Industries (U.K.) Limited	United Kingdom
Cooper Lighting and Safety Limited	United Kingdom
Cooper Lighting de Mexico, S. de R.L. de C.V.	Mexico
Cooper Lighting, LLC	Delaware, U.S.
Cooper MEDC Limited	United Kingdom
Cooper Menvier France SARL	France
Cooper Mexico Distribucion, S. de R.L. de C.V.	Mexico
Cooper Nature (Ningbo) Electric Co., Ltd.	China
(60% owned by Cooper (China) Co. Ltd.)
Cooper Notification, Inc.	Delaware, U.S.
Cooper Power Systems do Brasil Ltda.	Brazil
Cooper Power Systems Transportation Company	Wisconsin
Cooper Power Systems, LLC	Delaware, U.S.
Cooper Pretronica Lda.	Portugal
Cooper Safety B.V.	Netherlands
Cooper Safety Limited	United Kingdom
Cooper Securite S.A.S.	France
Cooper Security Limited	United Kingdom
Cooper Shanghai Power Capacitor Co., Ltd.	China
(65% owned by Cooper (China) Co., Ltd.)
Cooper Technologies Company	Delaware, U.S.
Cooper Univel S.A.	Delaware, U.S.
Cooper Wheelock, Inc.	New Jersey, U.S.
Cooper Wiring Devices de Mexico, S.A. de C.V.	Mexico
Cooper Wiring Devices Manufacturing, S. de R.L. de C.V.	Mexico
Cooper Wiring Devices, Inc.	New York, U.S.
Cooper Xi’an Fusegear Co., Ltd.	China
Crompton Lighting Holdings Limited	United Kingdom
Crompton Lighting International Limited	United Kingdom
Crompton Lighting Investments Limited	United Kingdom
CTIP Inc.	Delaware, U.S.
Cyme International T & D Inc.	Quebec, Canada
Digital Lighting Co., Limited	Hong Kong
Digital Lighting Holdings Limited	British Virgin Islands
(50% held by Alpha Lighting, Inc. and 20% held by Cooper Offshore Holdings Ltd.)
Dongguan Cooper Electronics Co. Ltd.	China
Dongguan Wiring Devices Electronics Co., Ltd.	China
Electromanufacturas, S.A. de C.V.	Mexico
Elpro International Pty Ltd.	Australia
Elpro Technologies LLC	California, U.S.
Elpro Technologies Pty. Limited	Australia
G&H Technology, Inc.	Delaware, U.S.
GeCma Components Electronic GmbH	Germany
GeCma International Limited	United Kingdom
GS Metals Corp.	Delaware, U.S.
HITech Instruments Limited	United Kingdom
Iluminacion Cooper de las Californias, S. de R.L. de C.V.	Mexico

Name	Incorporation

B. ELECTRICAL PRODUCTS (cont’d)

Industrias Royer, S.A. de C.V.	Mexico
McGraw-Edison Development Corporation	Delaware, U.S.
Measurement Technology Limited	United Kingdom
Menvier Overseas Holdings Limited	United Kingdom
MTL Canada Safety Instrumentation	Ontario, Canada
MTL Incorporated	Virginia, U.S.
MTL Instruments (Shanghai) Co. Ltd	China
MTL Instruments BV	Netherlands
MTL Instruments GmbH	Germany
MTL Instruments Inc.	Delaware, U.S.
MTL Instruments KK	Japan
MTL Instruments Private Ltd	India
MTL Instruments Pte Ltd	Singapore
MTL Instruments Pty Limited	Australia
MTL Instruments SARL	France
MTL Italia Srl	Italy
MTL Partners Inc.	Delaware, U.S.
MTL Partners Inc. II	Delaware, U.S.
Ocean Technical Systems Limited	United Kingdom
Oceantech Limited	United Kingdom
Omnex Control Systems ULC	Alberta, Canada
PCV Incorporated	Delaware, U.S.
Ping Ding Shan Edison Power Systems Company Limited	China
Roam Secure, Inc.	Delaware, U.S.
RL Manufacturing SDN BHD	Malaysia
RTE Far East Corporation	Taiwan
RTK Instruments Limited	United Kingdom
RTK Instruments LLC	New Jersey, U.S.
Scantronic Benelux BV	Netherlands
Scantronic Holdings Limited	United Kingdom
Scantronic International Limited	United Kingdom
Silver Light International Limited	British Virgin Islands
Silver Victory Hong Kong Limited	Hong Kong
Sirius Industries, Inc.	Delaware, U.S.
Standard Automation and Control LP	Delaware, U.S.
Sure Power, Inc.	Oregon, U.S.
The MTL Instruments Group Limited	United Kingdom
Thomas A. Edison Research & Development Center (Shanghai) Co, Ltd.	China
Viking Electronics, Inc.	Delaware, U.S.
WPI-Boston Division, Inc.	Massachusetts, U.S.

Name	Place of Incorporation

C. TOOLS & HARDWARE

Airetool and Yost Superior Realty, Inc.	Ohio, U.S.
(50% owned by Cooper Tools, Inc.)
Collins Associates Ltd.	British Virgin Islands
Cooper (Great Britain) Ltd.	United Kingdom
Cooper Brands, Inc.	Delaware, U.S.
Cooper Industries (Canada) Company	Nova Scotia, Canada
Cooper Industries (Canada) Inc.	Ontario, Canada
Cooper Industries Australia Pty Limited	Australia
Cooper Industries France SARL	France
Cooper Industries GmbH	Germany
Cooper Industries, LLC	Delaware, U.S.
Cooper Italia S.r.l.	Italy
Cooper Power Tools GmbH & Co. OHG	Germany
Cooper Power Tools GmbH Beteiligungen	Germany
Cooper Power Tools S.A.S.	France
Cooper Tools B.V.	Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.	Mexico
Cooper Tools GmbH	Germany
Cooper Tools Hungaria Kft.	Hungary
Cooper Tools Industrial Ltda.	Brazil
Cooper Tools International, LLC	Delaware, U.S.
Cooper Tools Manufacturing, S. de R.L. de C.V.	Mexico
Cooper Tools Pty. Limited	Australia
Cooper Tools S.A.S.	France
Cooper Tools, Inc.	Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs GmbH	Germany
Empresa Andina de Herramientas S.A.	Colombia
Erem S.A.	Switzerland
Filtronic AB	Sweden
Lufkin Europa B.V.	Netherlands
Metronix Messgerate und Elektronik GmbH	Germany
Societe Civile Immobiliere PRECA	France
Societe Civile Immobiliere R.M.	France
The Cooper Group, Inc.	Delaware, U.S.

Name	Place of Incorporation

D. INACTIVE SUBSIDIARIES

B & S Fuses Limited	United Kingdom
Blessing International B.V.	Netherlands
Brownly-Consultadoria e Projectos Lda	Madeira Free Zone
Clarity Lighting Ltd.	United Kingdom
Cooper Industries Finance B.V.	Netherlands
Cooper Industries Foreign Sales Company, Limited	Barbados
Cooper Investment Group. S a.r.l.	Luxembourg
Cooper Power Tools B.V.	Netherlands
Cooper Thailand, LLC	Delaware, U.S.
Crouse-Hinds de Venezuela, C.A.	Venezuela
DFL Fusegear Limited	United Kingdom
Dimmers Direct Limited	United Kingdom
Dynalite International Limited	United Kingdom
Dynalite Limited	United Kingdom
Eagle Electric MFG. Co. Mexico, S.A. de C.V.	Mexico
EMC Datacare Limited	United Kingdom
Firecom Limited	United Kingdom
Fittings Images Technology Limited	United Kingdom
Fotadvise (M.E.W.) Limited	United Kingdom
Gardner-Denver International, C.A.	Venezuela
Homelink Telecom Limited	United Kingdom
iControl Limited	United Kingdom
iLight Group Limited	United Kingdom
iLight Limited	United Kingdom
Intelligent Lighting, Ltd.	United Kingdom
J S B Electrical Limited	United Kingdom
Kestron Units Limited	United Kingdom
LED Storm Limited	United Kingdom
Light Processor Limited	United Kingdom
Light Sound Image Systems Limited	United Kingdom
Lightfactor Contracts Limited	United Kingdom
Lightfactor Sales Limited	United Kingdom
Lightomation Limited	United Kingdom
Manufacturing Electrical Design Consultants Limited	United Kingdom
Marata Group Limited	United Kingdom
Menvier Limited	United Kingdom
Menvier Security Limited	United Kingdom
Mercury Switch Manufacturing Company Limited	United Kingdom
MSG Leasing Limited	United Kingdom
MTL Instruments Limited	United Kingdom
MTL Instruments (NZ) Ltd	New Zealand
MTL Limited	United Kingdom
MTL Safety Systems Limited	United Kingdom
MTL Surge Protection Limited	United Kingdom
MTL Systems (Aust) Pty Limited	Australia
MTL Systems Limited	United Kingdom

Name	Incorporation

D. INACTIVE SUBSIDIARIES (cont’d)

Nelco Systems Limited	United Kingdom
Next Loudspeakers Limited	United Kingdom
Next Two (International) Limited	United Kingdom
Next Two Limited	United Kingdom
Polaron Communications Limited	United Kingdom
Polaron Components Limited	United Kingdom
Polaron Controls Limited	United Kingdom
Polaron Cortina Limited	United Kingdom
Polaron Engineering Limited	United Kingdom
Polaron Entropics Limited	United Kingdom
Polaron Manufacturing Limited	United Kingdom
Polaron Schaevitz Limited	United Kingdom
Regalsafe Limited	United Kingdom
RLS Incorporated	Delaware, U.S.
Rossula Limited	United Kingdom
Save Fusetech Inc.	Korea
Scantronic Limited	United Kingdom
Si-Tronic Srl (49% owned by Scantronic International Limited)	Italy
Telematic Limited	United Kingdom
Telematic Systems Limited	United Kingdom
Transmould Limited	Ireland
Zeck Audio U.K. Limited	United Kingdom
Zero 88 Lighting Limited	United Kingdom